UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

WALGREEN CO.

(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I. R. S. Employer Identification Number)

	200 Wilmot Road	60015
	Deerfield, Illinois	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (847) 914-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On December 22, 2008, Walgreen Co. issued a press release announcing financial results for the quarter ended November 30, 2008.  A copy of this press release is attached hereto as Exhibit 99.1.

This information, including exhibits attached hereto and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to this Form 8-K in such a filing.

Item 7.01                      Regulation FD Disclosure.

In addition to issuing a press release, Walgreen Co. is also conducting a conference call and webcast regarding results for the quarter ended November 30, 2008.  Slides prepared for the purposes of the conference call are available on the Walgreens investor relations Web site at http://investor.walgreens.com.

Item 9.01                      Financial Statements and Exhibits.

(d)           The following exhibit is being furnished as part of this Form 8-K:

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co., dated December 22, 2008, announcing results for the quarter ended November 30, 2008.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: December 22, 2008	By:	/s/ Wade D. Miquelon
Name: Wade D. Miquelon
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co., dated December 22, 2008, announcing results for the quarter ended November 30, 2008.

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